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                                 New York State
                              Department of State
                     Division of Corportions, State Records
                          and Uniform Commercial Code
                                41 State Street
                                Albany, NY 12231


                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 GAMOGEN, INC.
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                      (Insert Name of Domestic Corporation)

               Under Section 805 of the Business Corporation Law


FIRST: The name of the corporation is:  Gamogen, Inc.
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If the name of the corporation has been changed, the name under which it was formed is:
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Not applicable
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SECOND: The date of filing of the certificate of incorporation with the
Department of State is:  March 17, 1986
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THIRD: (Set forth each amendment in a separate paragraph providing the subject matter and full text of each amended paragraph.) The amendment effected by this certificate of amendment is as follows:

Paragraph  FIRST  of the Certificate of Incorporation relating to the name of the Corporation
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is hereby amended to read in its entirety as follows:
FIRST: The name of the Corporation is CDMI Productions, Inc.
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FOURTH: The certificate of amendment was authorized by: [Check  the appropriate box]

[X] The vote of the board of directors followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

[ ] The vote of the board of directors followed by the unanimous written consent of the holders of all outstanding shares.


/s/ Aaron A. Grunfeld                        Aaron A. Grunfeld, President
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    (Signature)                              (Name and Capacity of Signer)